UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2022

LEET TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, on October 6, 2021, Leet Technology Inc. (the “Company”) entered into a purchase agreement, dated as of October 6, 2021 (the “Purchase Agreement”), and a registration rights agreement, dated as of October 6, 2021 (the “Registration Rights Agreement” and together with the Purchase Agreement, the “Agreements”), with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park committed to purchase up to $15.0 million of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The Company first reported its entry into the Agreements in a current report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2021.

On November 3, 2022, the Company and Lincoln Park mutually agreed, in writing, to terminate each of the Agreements, effective as of 4:30 p.m., Eastern time, on such date, including all representations, warranties, covenants and agreements of the parties therein, other than the indemnification and related obligations of the Company in the Purchase Agreement, which will survive termination. In addition, the Company agreed that it will not effect or enter into an agreement to effect any issuance by the Company of Common Stock in a committed equity facility of the type contemplated by the Agreements, or a substantially similar transaction, whereby an investor is irrevocably bound to purchase Common Stock from the Company over a period of time at prices based on the market price of the Common Stock at the time of each such purchase, other than with Lincoln Park.

No shares of Common Stock were sold by the Company to Lincoln Park pursuant to the Purchase Agreement.

A copy of the termination agreement, dated November 3, 2022, by and between the Company and Lincoln Park, pursuant to which the parties mutually agreed to terminate the Agreements is attached hereto as Exhibit 10.1, and the foregoing description of such termination agreement is qualified in its entirety by reference to Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description:

10.1	Termination Agreement, dated November 3, 2022, by and between Leet Technology Inc. and Lincoln Park Capital Fund, LLC.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEET TECHNOLOGY INC.

Date: November 9, 2022	By:	/s/ Long Ding Jung
Chief Executive Officer

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